EXHIBIT 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Waitr Holdings Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Armen Yeghyazarians, certify, as of the date hereof and solely for purposes of and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
1.The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates set forth and for the periods presented in the Report.

By:	/s/ Armen Yeghyazarians
Armen Yeghyazarians Chief Financial Officer and Chief Accounting Officer (Principal Financial Officer)

Date:	November 9, 2022